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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: January 7, 2004


                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)


                Ohio                        1-8519               31-1056105
    (State or other jurisdiction   (Commission File Number)     (IRS Employer
         of incorporation)                                   Identification No.)

         201 East Fourth Street
            Cincinnati, Ohio                                        45202
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                    CINCINNATI BELL INC.


ITEM 5.  OTHER EVENTS.


In late 2002, a number of putative class action lawsuits were filed against Broadwing and certain of its former officers. As the Company has previously disclosed, plaintiffs in these lawsuits alleged purported violations of the securities laws. While the outcome of any litigation is uncertain, the Company believes that it possesses meritorious defenses to the allegations contained in those lawsuits.

Last month, plaintiffs' counsel in these securities actions filed an amended consolidated complaint that contains additional allegations, including allegations relating to the Company's recognition of revenue from network construction agreements in 2000 and 2001. The Company is currently investigating the new allegations contained in plaintiffs' amended consolidated complaint.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CINCINNATI BELL INC.


                                 By: /s/ Christopher J. Wilson
                                     -------------------------------------
                                     Christopher J. Wilson
                                     Vice President and General Counsel




Date:  January 7, 2004